--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                SCIOTO DOWNS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                SCIOTO DOWNS, INC.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              SCIOTO DOWNS, INC.

6000 South High Street                                           Columbus, Ohio


                          NOTICE OF ANNUAL MEETING OF
                                  SHAREHOLDERS

To the Shareholders of
Scioto Downs, Inc.:

    Notice is hereby given that the annual meeting of the shareholders of Scioto Downs, Inc. will be held in the Penthouse at Scioto Downs, 6000 South High Street, Columbus, Ohio, on Wednesday, February 14, 1996, at 2:00 P.M. (E.S.T.). The meeting is being held for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

    (1)  To elect three directors, each for a term of three (3) years.

    (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

    The board has fixed December 27, 1995 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting, or any adjournments thereof.

    If you do not expect to be present in person, there is enclosed herewith for your use a proxy which you are requested to sign, date and return promptly in the enclosed self-addressed, stamped envelope.

                                                Very truly yours,



                                                RODERICK H. WILLCOX
                                                Secretary
Dated:  January 22, 1996
Columbus, Ohio

                               SCIOTO DOWNS, INC.
                             6000 South High Street
                              Columbus, Ohio 43207

                                PROXY STATEMENT

    The enclosed proxy is solicited by the board of directors of Scioto Downs, Inc. at the cost of the corporation for use at the annual meeting of the shareholders of the corporation to be held on Wednesday, February 14, 1996, or any adjournments thereof. This proxy statement is dated January 22, 1996, the intended date of mailing.

    Without affecting any vote previously taken, the proxy may be revoked by the shareholder at any time before it is voted by delivering to the corporation a later-dated proxy or by giving notice of revocation to the corporation in writing or in open meeting. All proxies which are signed, dated and received prior to the meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted FOR the election as directors of the nominees listed below under "ELECTION OF DIRECTORS".

    As used herein, the term "corporation" means Scioto Downs, Inc.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

VOTING RIGHTS

    The total number of outstanding voting securities of the corporation entitled to vote at the annual meeting is 595,767 common shares. Each shareholder is entitled to one (1) vote for each common share held of record on the 27th day of December, 1995. There are no cumulative voting rights in the election of directors. There are no rights of appraisal or similar rights of dissenting shareholders with regard to the election of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth those persons or entities known to the corporation to be the beneficial owners of more than five percent (5%) of the outstanding voting securities of the corporation on December 27, 1995.

                                                     AMOUNT AND
                                                     NATURE OF
         TITLE OF         NAME AND ADDRESS OF        BENEFICIAL       PERCENT
         CLASS             BENEFICIAL OWNER          OWNERSHIP        OF CLASS
         ---------        -------------------        -----------      -----------
         Common           LaVerne A. Hill (1)        197,476          33.1%
                          4814 Riverside Drive
                          Columbus, Ohio 43220

         Common           Bud C. Hatfield            105,341          17.7%
                          4000 West Broad Street
                          Columbus, Ohio 43228

         Common           Mid-America Racing         63,320           10.6%
                          Association, Inc. (1)
                          6000 South High Street
                          Columbus, Ohio 43207

(1) LaVerne A. Hill owns 134,156 shares of the corporation directly, constituting 22.5% of the outstanding voting securities. LaVerne A. Hill is also a majority shareholder of Mid-America Racing Association, Inc., which owns 63,320 shares of the corporation, constituting 10.6% of the outstanding voting securities. LaVerne A. Hill therefore beneficially owns 197,476 shares which represents 33.1% of the outstanding voting securities. The shares owned by Mid-America Racing Association, Inc. as shown above are also included in the number of shares beneficially owned by LaVerne A. Hill. See also footnote (3) under ELECTION OF DIRECTORS.

SECURITY OWNERSHIP OF MANAGEMENT

    See information provided under ELECTION OF DIRECTORS as to Robert S.
Steele.

CHANGES IN CONTROL

    No arrangements are known to the corporation the operation of which may at a subsequent date result in a change in control of the corporation.


                             ELECTION OF DIRECTORS

    The board of directors has designated the nominees listed below for election as directors of the corporation for terms expiring in 1999. All of the nominees are presently directors of the corporation and have previously been elected by the shareholders. The enclosed proxy will be voted as specified thereon, or if no instructions are given, FOR the nominees; however, the persons designated as proxies reserve full discretion to cast votes for other persons in the event the nominee who would otherwise receive the votes is unable to serve. The board of directors has no reason to believe that any of the nominees will be unable to serve.

    Under Ohio law and the corporation's Code of Regulations, the three nominees receiving the greatest number of votes will be elected as directors.

    The following table sets forth the nominees for election to the board of directors, the directors of the corporation whose terms in office will continue, and certain information, as of December 27, 1995, with respect to each nominee and director and all directors and executive officers as a group.


                          DIRECTOR         POSITIONS WITH CORPORATION         COMMON SHARES
                          CONTINUOUSLY     AND BUSINESS EXPERIENCE            BENEFICIALLY
NAME AND AGE              SINCE            DURING PAST FIVE YEARS             OWNED (1)
--------------            -----------      --------------------------         ----------------
                      NOMINEES - TERMS TO EXPIRE IN 1999

John F. Fissell, 66       1986             Director, Scioto Downs, Inc.;        3,120
                                           Consultant, Sturm & Dillard.

William C. Heer, 74       1952             Director and Treasurer, Scioto       9,265 (3)(5)
                                           Downs, Inc.; Vice President,
                                           National Graphics; Director and
                                           Treasurer, Mid-America Racing
                                           Association, Inc.

Paul A. Soldner, 78       1981             Director, Scioto Downs, Inc.,        1,011
                                           Doctor of Veterinary Medicine

                      CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 1997

LaVerne A. Hill, 72       1985             Director and Vice-President,       197,476 (2)(3)
                                           Scioto Downs, Inc.; President and
                                           Director, Mid-America Racing
                                           Association, Inc.

Robert S. Steele, 76      1974             Director, President and Chief        6,267 (3)(4)
                                           Operating Officer, Scioto Downs,
                                           Inc.; Vice-President and Director,
                                           Mid-America Racing Association,
                                           Inc.

John B. Gerlach, 68       1994             Director, Scioto Downs, Inc.;        2,138
                                           President, Lancaster Colony Corp.;
                                           Chairman & Chief Executive Officer,
                                           Lancaster Colony Corp.

                      CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 1998

John J. Chester, 75       1976             Director, Scioto Downs, Inc.;        3,979 (3)(6)
                                           Partner in law firm of Chester,
                                           Willcox & Saxbe.

Russel G. Means, 69       1988             Director, Scioto Downs, Inc.;          100
                                           Treasurer and Chairman of Board,
                                           Employee Benefit Management Corp.

Delmer L. Bone, 65        1995             Director, Scioto Downs, Inc.;        9,000
                                           Elected official - County
                                           Commissioner, Greene County, Ohio;
                                           Floral and beauty shop executive.

All executive officers and directors as a group (10 people)...................232,456 (7)

-------------------------

     (1) All amounts are as of December 27, 1995. Unless otherwise indicated, each named person has sole investment power over the listed shares, or shares such power with his spouse. LaVerne A. Hill (33.1%), Delmer L. Bone (1.5%), William C. Heer (1.5%) and Robert S. Steele (1.05%) are the only directors, nominees or executive officers with beneficial ownership of more than 1% of the corporation's outstanding common shares.

    (2) See footnote (1) under "Security Ownership of Certain Beneficial
Owners".

    (3) LaVerne A. Hill, John J. Chester, Robert S. Steele and William C. Heer
own all of the outstanding shares of Mid-America Racing Association,    Inc.
Mid-America Racing Association, Inc. owns 63,320 shares of the corporation. LaVerne A. Hill is a majority shareholder, President and a director of Mid-America

Racing Association, Inc. Mr. Heer is Treasurer and a director of Mid-America Racing Association, Inc. Mr. Steele is Vice-President and a director of Mid-America Racing Association, Inc. John J. Chester is a director of Mid-America Racing Association, Inc.

    There is in effect a lease of its premises from the corporation to Mid-America Racing Association, Inc. for the conducting of a harness race meeting. This race meeting has traditionally been held following the conclusion of the race meeting conducted by the corporation. The term of the lease is for twenty-five years, commencing January 1, 1988. The remuneration therefrom is determined on the basis of a percentage of the mutuel handle plus the sharing of certain expenses. During the fiscal year ending October 31, 1995, $247,463 plus $257,920 in shared expenses was received by the corporation pursuant to this lease. In addition, Mid-America Racing Association, Inc. paid $7,200 to the corporation for office rental. Improvements have been made by the corporation, at its expense, to the racing facilities owned by it located at 6000 South High Street. Under the applicable provisions of the Ohio racing law, improvements that meet certain standards may be approved as qualifying for tax abatement. Up to seventy percent (70%) of the cost of approved improvements may be recovered through this tax abatement program which is based on a reduction in parimutuel taxes. During the fiscal year ending October 31, 1995, Mid-America Racing Association, Inc. retained $128,964 as a result of the tax abatement program, which funds were returned to the corporation at whose expense the improvements were made. In addition, Mid-America Racing Association, Inc. paid the corporation $57,763 in 1995 which represents two (2) monthly payments on the loan carried by the corporation with National City Bank to finance the clubhouse remodeling.

    (4) Robert S. Steele and his wife jointly own 2582 shares of record and exercise voting and investment powers as to these shares. Robert S. Steele holds 37 shares as custodian for his son and exercises voting and investment powers as to these shares.

    (5) William C. Heer's wife owns 1000 shares of record and exercises voting and investment powers as to these shares.

    (6) John J. Chester is a partner in the law firm of Chester, Willcox & Saxbe, which has been retained as legal counsel for the corporation during the last fiscal year and which is legal counsel for the corporation during the current fiscal year.

    (7) See Notes 1 - 5 above. These 232,456 shares represent 39% of the corporation's outstanding common shares and include 100 shares owned by Roderick H. Willcox, secretary of the corporation.


    To the knowledge of the corporation all reports required to be filed pursuant to Section 16(a) of the Exchange Act have been filed.

    None of the directors or nominees are also directors of companies with a class of equity securities registered pursuant to the Securities Exchange Act of 1934, or otherwise subject to its periodic reporting requirements except for Mr. Gerlach, who is also a director of Lancaster Colony Corp., Drug Emporium, Inc., M & I Homes, Inc., Huntington Bancshares Incorporated and Worthington Foods, Inc.

    No family relationships exist among the directors and nominees.

COMPENSATION OF DIRECTORS

    Each director receives $300 for each board meeting attended as compensation for their services as a director. In addition, a director is compensated for travel expenses to a board meeting at the rate of 25 cents per mile for all mileage traveled inside the State of Ohio, but outside of Franklin County. Directors who are members of a committee receive $300 for each committee meeting attended by that director.

COMMITTEES OF DIRECTORS

    The board of directors has an audit committee consisting of John F. Fissell, Russel G. Means and William C. Heer. The audit committee met once during 1995 at which time the committee members reviewed Form 10K to be filed with the Securities and Exchange Commission. In addition, the committee reviewed the corporation's management system and the scope of the work performed by the corporation's auditors.

    The board has a compensation committee consisting of Russel G. Means, Paul
A. Soldner and John F. Fissell. This committee met once during 1995. The function of this committee is to review the compensation of executive officers and report their findings and recommendations to the full board.

    The board does not have a nominating committee.

    During the last fiscal year ending October 31, 1995, there were six meetings of the board of directors. All directors attended at least 75% of the aggregate of (1) the total number of meetings of the board, and (2) the total number of meetings held by all committees of the board on which he or she served, except John F. Fissell and John B. Gerlach.

                              EXECUTIVE OFFICERS

    The following information relates to the present executive officers of the corporation.

NAME AND AGE              OFFICE                            BUSINESS EXPERIENCE - FIVE YEARS
-------------             -----                             -------------------------------
Robert S. Steele, 76      President and Chief Operating     President and Chief Operating Officer,
                          Officer since 1989.               Scioto Downs Inc.; Vice-President and Director,
                                                            Mid-America Racing Association, Inc.

LaVerne A. Hill, 72       Vice-President since 1992.        Vice-President Scioto Downs, Inc.;
                                                            President and Director, Mid-America
                                                            Racing Association, Inc.

William C. Heer, 74       Treasurer since 1959.             Vice-President National Graphics;
                                                            Treasurer, Scioto Downs, Inc.; Director
                                                            and Treasurer, Mid-America Racing
                                                            Association, Inc.

Roderick H. Willcox, 62   Secretary since 1974.             Partner in law firm of Chester,
                                                            Willcox & Saxbe, counsel for
                                                            Scioto Downs, Inc.

    No family relationships exist among the Executive Officers.



                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table sets forth information for the fiscal years ended October 31, 1995, 1994 and 1993 as to cash compensation paid by the corporation, as well as certain other compensation paid or accrued for those years, to the corporation's chief executive officer or person serving in that capacity.

                         SUMMARY COMPENSATION TABLE

                                                           Long-Term Compensation
                                                      -------------------------------
                               Annual Compensation           Awards          Payouts
                           ----------------------------------------------------------
  (a)                (b)      (c)       (d)      (e)     (f)      (g)         (h)               (i)
                                                                                              All Other
                                                                                            Compensation
                                                Other                                           ($)1
                                                Annual  Restricted
Name and                                       Commpen- Stock                LTIP                  Total
Principal                                       sation  Awards   Options    Payouts   Matching    Pension
Position          Year      Salary($)  Bonus($)  ($)     ($)      SARs (#)    ($)       401K      Received
----------------------------------------------------------------------------------------------------------
Robert S. Steele, 10/31/95  57,000      -0-      -0-     -0-       -0-        -0-      1,725       24,872
President and     10/31/94  57,000      -0-      -0-     -0-       -0-        -0-      1,725       24,872
Chief Operating   10/31/93  57,000      -0-      -0-     -0-       -0-        -0-      1,725       24,872
Officer

1 One-half of this pension distribution is attributable to Scioto Downs, Inc. and one-half to Mid-America Racing Association, Inc.

                               LEGAL PROCEEDINGS

    To the corporation's knowledge, there are no material pending legal proceedings to which any director, officer or affiliate of the corporation, any owner of record or beneficially of more than five percent of the voting securities of the corporation, or any associate of any such director, officer or security holder is a party adverse to the corporation or has a material interest adverse to the corporation.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    Coopers & Lybrand L.L.P. with offices at 100 East Broad Street, Columbus, Ohio, are the independent public accountants for the corporation. They are selected by the board of directors. It is expected that representatives of Coopers & Lybrand L.L.P. will be present at the shareholders' meeting and will be given an opportunity to make a statement and to respond to appropriate questions.

    The corporation's financial statements for the previous fiscal year were audited by Coopers & Lybrand L.L.P. In addition, Coopers & Lybrand L.L.P. also reviewed the corporation's annual and quarterly reports filed with the Securities and Exchange Commission.


                             FINANCIAL INFORMATION

    The financial information contained in the 1995 annual report of the corporation audited by Coopers & Lybrand L.L.P. is incorporated herein by reference.


                             SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at the next annual meeting of the corporation must be received by the corporation for inclusion in the proxy statement and proxy relating to that meeting no later than September 16, 1996.

                                 OTHER MATTERS

    Management knows of no other business which may be brought before the forthcoming annual meeting of shareholders. However, if any other matter shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their best judgment on such matters.

    IF YOU ARE UNABLE TO BE PRESENT AT THE MEETING, PLEASE EXECUTE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. EXECUTORS, ADMINISTRATORS, TRUSTEES, AND OTHER FIDUCIARIES SHOULD SO INDICATE WHEN SIGNING THE PROXY. IF STOCK IS OWNED BY MORE THAN ONE PERSON, SIGNATURES OF ALL OWNERS ARE NECESSARY.

    IT IS IMPORTANT TO RETURN THE ENCLOSED PROXY IMMEDIATELY SO THAT YOUR CORPORATION MAY BE MANAGED PROPERLY.


    By order of the Board of Directors.

                                                RODERICK H. WILLCOX
                                                Secretary
Dated:  January 22, 1996
Columbus, Ohio

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               SCIOTO DOWNS, INC.
                               ------------------
6000 SOUTH HIGH STREET                                           COLUMBUS, OHIO

 The undersigned hereby appoints LaVerne A. Hill, Russel G. Means, and John B. Gerlach, and each of them, as proxies, with full powers of substitution, and hereby authorizes them to represent and to vote all of the shares of Scioto Downs, Inc. standing in the name of the undersigned at the annual meeting of shareholders of said company to be held in the Penthouse at Scioto Downs, 6000 South High Street, Columbus, Ohio, on February 14, 1996, at 2:00 P.M., or at any adjournment thereof, as designated below. A majority of said attorneys and proxies who shall be present at the meeting (or if only one be present and act, then that one) shall have and exercise all the powers hereunder.

1. ELECTION OF DIRECTORS                    WITHHOLD AUTHORITY
   For all nominees listed below [ ]        to vote for all nominees
   (except as marked to the                 listed below  [ ]
   contrary below)

   Terms ending in 1999: John F. Fissell, Paul A. Soldner and William C. Heer. (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided below)
-------------------------------------------------------------------------------
         (THIS PROXY CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE)




2. Upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES SET FORTH IN ITEM (1).

Dated________________________ , 1996

                                           Shareholder's Signature

                                           ___________________________________

                                           ___________________________________

                                           Executors, Administrators, Trustees,
                                           Guardians and persons signing under
                                           powers of attorney should indicate
                                           their respective capacity. If shares
                                           are held jointly, each holder should
                                           sign.

                      PLEASE SIGN, DATE AND MAIL PROMPTLY